UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of the report (Date of earliest event reported): January 12, 2023

ISRAEL ACQUISITIONS CORP

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-41593	87-3587394
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12600 Hill Country Blvd, Building R, Suite 275 Bee Cave, Texas	78738
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (800) 508-1531

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one redeemable warrant	ISRLU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	ISRL	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	ISRLW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On January 12, 2023, the Registration Statement on Form S-1 (File No. 333-263658), initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 17, 2022 and as amended from time to time (the “Registration Statement”), relating to the initial public offering (the “IPO”) of Israel Acquisitions Corp (the “Company”) was declared effective by the SEC. On January 18, 2023, the Company consummated its IPO of 14,375,000 units (the “Units”), including 1,875,000 additional Units purchased pursuant to the full exercise of the underwriters’ over-allotment option. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share, and one redeemable warrant of the Company (“Warrant”), with each whole Warrant entitling the holder thereof to purchase one Class A ordinary share for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $143,750,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement:

•	An Underwriting Agreement, dated January 12, 2023, by and among the Company and BTIG, LLC, as representative of the several underwriters listed in Schedule A thereto, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

•	The Second Amended and Restated Memorandum and Articles of Association, adopted on November 17, 2022, a copy of which is attached as Exhibit 3.1 hereto and incorporated herein by reference.

•	A Warrant Agreement, dated January 12, 2023, by and between the Company and American Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

•	A Letter Agreement, dated January 12, 2023 (the “Letter Agreement”), by and among the Company, its executive officers, its directors and Israel Acquisitions Sponsor LLC, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

•	An Investment Management Trust Agreement, dated January 12, 2023, by and between the Company and American Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

•	A Registration Rights Agreement, dated January 12, 2023, by and among the Company, Israel Acquisitions Sponsor LLC, BTIG, LLC, Exos Capital LLC and JonesTrading Institutional Services LLC, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

•	A Private Placement Units Purchase Agreement, dated January 12, 2023, by and between the Company and Israel Acquisitions Sponsor LLC (the “Sponsor Private Placement Units Purchase Agreement”), a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

•	A Private Placement Units Purchase Agreement, dated January 12, 2023, by and between the Company and BTIG, LLC (“BTIG”) (the “BTIG Private Placement Units Purchase Agreement”), a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

•	A Private Placement Units Purchase Agreement, dated January 12, 2023, by and between the Company and Exos Capital LLC (“Exos”) (the “Exos Private Placement Units Purchase Agreement”), a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

•	A Private Placement Units Purchase Agreement, dated January 12, 2023, by and between the Company and JonesTrading Institutional Services LLC (“JonesTrading”) (the “JonesTrading Private Placement Units Purchase Agreement”), a copy of which is attached as Exhibit 10.7 hereto and incorporated herein by reference.

•	An Administrative Services Agreement, dated January 12, 2023, by and between the Company and Israel Acquisitions Sponsor LLC, a copy of which is attached as Exhibit 10.8 hereto and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Sponsor Private Placement Units Purchase Agreement, the Company completed the private sale of an aggregate of 637,500 private placement units (the “Sponsor Private Placement Units”) to Israel Acquisitions Sponsor LLC at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $6,375,000.

In addition, simultaneously with the closing of the IPO, pursuant to the BTIG Private Placement Units Purchase Agreement, the Company completed the private sale of an aggregate of 75,000 private placement units (the “BTIG Private Placement Units”) to BTIG at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $750,000.

In addition, simultaneously with the closing of the IPO, pursuant to the Exos Private Placement Units Purchase Agreement, the Company completed the private sale of an aggregate of 25,000 private placement units (the “Exos Private Placement Units”) to Exos at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $250,000.

In addition, simultaneously with the closing of the IPO, pursuant to the JonesTrading Private Placement Units Purchase Agreement, the Company completed the private sale of an aggregate of 25,000 private placement units (the “JonesTrading Private Placement Units” and together with the Sponsor Private Placement Units, the BTIG Private Placement Units and the Exos Private Placement Units, the “Private Placement Units”) to JonesTrading at a purchase price of $10.00 per Private Placement Unit generating gross proceeds to the Company of $250,000.

The Private Placement Units are identical to the Units sold in the IPO, except that the private placement warrants, (i) are not redeemable by the Company, (ii) may not (including the Class A ordinary shares issuable upon exercise of these warrants), subject to certain limited exceptions, be transferred, assigned or sold by such holders until 30 days after the completion of the Company’s initial business combination, (iii) may be exercised by the holders on a cashless basis and (iv) will be entitled to registration rights. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 12, 2023, in connection with the IPO, Izhar Shay, Candice Beaumont, Peter Cohen, Roy Zisapel and Daniel Recanati (together with Ziv Elul and Sharon Barzik Cohen, the “Directors”) were each appointed to the board of directors of the Company (the “Board”).

Effective January 12, 2023, (i) each of Roy Zisapel, Candice Beaumont and Daniel Recanati were appointed to the Company’s Audit Committee, with Mr. Zisapel serving as chair of the Audit Committee, (ii) each of Candice Beaumont, Peter Cohen and Daniel Recanti were appointed to the Company’s Compensation Committee, with Mr. Recanati serving as chair of the Compensation Committee and (iii) each of Daniel Recanati, Peter Cohen and Candice Beaumont were appointed to the Company’s Nominating and Corporate Governance Committee, with Ms. Beaumont serving as chair of the Nominating and Corporate Governance Committee. Peter Cohen, Roy Zisapel, Candice Beaumont and Daniel Recanati are independent directors.

On January 12, 2023, each Director entered into the Letter Agreement as well as an indemnity agreement with the Company in the form previously filed as Exhibit 10.5 to the Registration Statement.

Other than the foregoing, none of the Directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

The foregoing descriptions of the Letter Agreement and the form of indemnity agreement do not purport to be complete and are qualified in their entireties by reference to the Letter Agreement and form of indemnity agreement, copies of which are attached as Exhibit 10.1 hereto and Exhibit 10.5 to the Registration Statement, respectively, and are incorporated herein by reference.

Item 8.01.	Other Events.

The net proceeds from the IPO together with certain of the proceeds from the sale of the Private Placement Units, $146,625,000 in the aggregate, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A. maintained by American Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any Class A ordinary shares included in the Units sold in the IPO (“public shares”) properly submitted in connection with a shareholder vote to amend the Company’s Second Amended and Restated Memorandum and Articles of Association to modify the substance or timing of the Company’s obligation to redeem 100% of the public shares if the Company does not complete its initial business combination within 12 months from the closing of the IPO (or up to 18 months if the Company extends the period of time to consummate its initial business combination in accordance with the terms described in the Registration Statement) or with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity and (iii) the redemption of the public shares if the Company is unable to complete an initial business combination within 12 months from the closing of the IPO (or up to 18 months if the Company extends the period of time to consummate its initial business combination in accordance with the terms described in the Registration Statement), subject to applicable law.

On January 12, 2023, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On January 17, 2023, the Company issued a press release announcing the exercise of the over-allotment option in connection with the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

On January 18, 2023, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.3 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated January 12, 2023, by and among the Company and BTIG, LLC, as representative of the several underwriters.
3.1	Second Amended and Restated Memorandum and Articles of Association.
4.1	Warrant Agreement, dated January 12, 2023, by and between the Company and American Stock Transfer & Trust Company, as warrant agent.
10.1	Letter Agreement, dated January 12, 2023, by and among the Company, its executive officers, its directors and Israel Acquisitions Sponsor LLC.
10.2	Investment Management Trust Agreement, dated January 12, 2023, by and between the Company and American Stock Transfer & Trust Company, as trustee.
10.3	Registration Rights Agreement, dated January 12, 2023, by and among the Company, Israel Acquisitions Sponsor LLC, BTIG, LLC, Exos Capital LLC and JonesTrading Institutional Services LLC.
10.4	Private Placement Units Purchase Agreement, dated January 12, 2023, by and between the Company and Israel Acquisitions Sponsor LLC.
10.5	Private Placement Units Purchase Agreement, dated January 12, 2023, by and between the Company and BTIG, LLC.
10.6	Private Placement Units Purchase Agreement, dated January 12, 2023, by and between the Company and Exos Capital LLC.
10.7	Private Placement Units Purchase Agreement, dated January 12, 2023, by and between the Company and JonesTrading Institutional Services LLC.
10.8	Administrative Services Agreement, dated January 12, 2023, by and between the Company and Israel Acquisitions Sponsor LLC.
99.1	Press Release, dated January 12, 2023
99.2	Press Release, dated January 17, 2023
99.3	Press Release, dated January 18, 2023

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISRAEL ACQUISITION CORPORATION

Date: January 18, 2023	By:	/s/ Ziv Elul
	Name:	Ziv Elul
	Title:	Chief Executive Officer and Director